TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR............................. 1
 Wasatch Equity Funds ......................................... 2
 Wasatch-Hoisington U.S. Treasury Fund ........................ 3

MICRO-CAP FUND PORTFOLIO SUMMARY............................... 4
 Six Month Review ............................................. 4
 Average Annual Total Returns & Ten Largest Holdings .......... 5

MICRO-CAP VALUE FUND PORTFOLIO SUMMARY......................... 6
 Six Month Review ............................................. 6
 Average Annual Total Returns & Ten Largest Holdings .......... 7

AGGRESSIVE EQUITY FUND PORTFOLIO SUMMARY....................... 8
 Six Month Review ............................................. 8
 Average Annual Total Returns & Ten Largest Holdings .......... 9

GROWTH FUND PORTFOLIO SUMMARY................................. 10
 Six Month Review ............................................ 10
 Average Annual Total Returns & Ten Largest Holdings ......... 11

MID-CAP FUND PORTFOLIO SUMMARY................................ 12
 Six Month Review ............................................ 12
 Average Annual Total Returns & Ten Largest Holdings ......... 13

WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY....... 14
 Six Month Review ............................................ 14
 Average Annual Total Returns & Holdings/Maturity Date ....... 15

SCHEDULE OF INVESTMENTS....................................... 16
STATEMENTS OF ASSETS AND LIABILITIES.......................... 34

STATEMENTS OF OPERATIONS...................................... 36

STATEMENTS OF CHANGES IN NET ASSETS........................... 38

FINANCIAL HIGHLIGHTS.......................................... 42

NOTES TO FINANCIAL STATEMENTS................................. 54

                                                       SEMI-ANNUAL REPORT ------

------ SEMI-ANNUAL REPORT

                                     (LOGO)
                              WASATCH FUNDS, INC.
                             150 Social Hall Avenue
                            Salt Lake City, UT 84111
                                1 (800) 551-1700

                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 1999

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------

  Investors' continued enthusiasm for a handful of the biggest stocks carried the Dow Jones Industrial Average past 10,000 for the first time on March 29, 1999. Although the Dow retreated slightly the following day, investor confidence remained high, buoyed by an economy that dominates world markets. Even the U.S./NATO bombing of Yugoslavia did little to dampen the enthusiasm of investors.
  Economic conditions remain favorable. Interest rates are low and inflation has failed to materialize in spite of a low jobless rate. Although important, the strong economy does not fully explain the rise of the U.S. stock market to historic highs.
  The amount of money being poured into the stock market by Americans who are increasingly responsible for investing their retirement assets either on their own or through an investment professional may also be important. Steve Leuthold and Byron Wien of Morgan Stanley Dean Witter surmised that "Main Street" investors rather than Wall Street investors may be largely responsible for the phenomenal rise in stock prices of multinational U.S. companies with powerful brand names both at home and abroad.
  Dr. Lacy Hunt, Executive Vice President of Hoisington Investment Management Company, sub-advisor of the Wasatch-Hoisington U.S. Treasury Fund, suggested recently that money being spent on foreign goods in the U.S. could be coming back into the stock market from foreign investors who want a piece of the action. Their investments of choice are likely the largest, most well-known U.S. companies.
  The market has become increasingly trading oriented. The ease of buying and selling stocks via the Internet has given rise to a new breed of investors. Known as day traders, these short-term investors attempt to make their living trading in and out of stocks. Trading-oriented investors want stocks they can buy and sell at whim and they have been willing to pay significant premiums for liquidity. This keeps the biggest, most liquid stocks at the top of their buy lists.
  Over the last several years the gains made in the broad market have narrowed considerably. The outstanding returns enjoyed by stockholders in a few of the largest companies like Microsoft, Dell and America Online have not been shared by stockholders in other publicly traded companies. In fact, downward pressure on the prices of other stocks, particularly small company stocks, has been tremendous. While demand for a few large company stocks has expanded to record levels, demand for small company stocks has been shrinking.

WASATCH EQUITY FUNDS
--------------------

  Although much of the news may seem negative for small company stocks, we believe this dark cloud may have a silver lining. If buying low and selling high sounds like a smart way to invest, it could be that there has never been a better time to be invested in small company stocks. Or, to consider increasing your allocation. We can point to some solid reasons why we believe now is an excellent time to be invested in small company stocks and in the Wasatch Equity Funds.
  First and foremost is earnings growth. The stock prices of large companies have risen primarily due to expansion of the price-to-earnings (P/E) ratio (the price of a stock divided by its earnings per share). The higher prices go without a corresponding rise in earnings growth, the more risk there is that the stock is becoming overvalued and that its price may fall. In 1998, 83% of the returns of the S&P 500 Index were attributable to P/E expansion, while only 17% were due to earnings growth. Last year, average earnings growth for the 10 largest companies in the S&P 500 was 10.3% while the P/E averaged 47.9. This means the P/E was 4.6 times higher than the earnings per share (EPS) growth. Wall Street analysts expect earnings growth for companies in the S&P 500 to be less than 10% in 1999.
  There's no doubt that investor enthusiasm could carry prices even higher from here. But, large companies face stiff challenges to do better than they have done in the past. Several of the largest companies such as Coca Cola and Gillette have already fallen short of expectations. We believe that as investors seek to justify paying ever higher prices for large company stocks, the lack of earnings growth will become painfully obvious.
  That's when we expect the earnings growth of the small and mid-size companies Wasatch invests in to shine. We often liken the earnings growth of these companies to a beach ball being pushed under water. There's only so long you can hold it down before it forces itself to the surface. When large company stocks outperform, the stock prices of smaller companies tend to get pushed down until they reach a point where investors can no longer ignore their superior earnings growth. When that happens and investors turn their attention to small company stocks, demand can force prices up dramatically.
  At Wasatch, our growth equity funds focus on investing in companies with solid earnings growth. We expect the companies we invest in to produce earnings growth at a minimum rate of 15% annually (25% for companies in the Mid-Cap
Fund). If there is a theme for the Wasatch Equity Funds at this point in time, it is that earnings growth is strong and prices are reasonable. We believe this will give the Funds outstanding upside potential when small company stocks return to favor.
   Wasatch is one of only a handful of mutual fund managers with nearly 25 years of experience investing in small company stocks. We believe we have the experience and time-tested investment strategy that can work to your advantage. We are confident that over the long term, the small and mid-size companies we have invested in have the potential to help you achieve your investment objectives.

------ 2 Semi-Annual Report

EQUITY FUNDS OUTLOOK
--------------------

  We would like to stress that we remain confident in the business outlook for companies held by the Wasatch Equity Funds. We believe they have the potential to be outstanding investments.
  Investing in small company stocks takes patience and discipline. Most of all it requires a long time horizon. Small company stocks have historically outperformed. But, they have been volatile with bursts of outperformance that require investors to be there over the long haul. Missing even a few of the best days can greatly reduce returns.
  From our experience many signs in the market lead us to believe that small company stocks are on the verge of outperforming. Large companies are up against tough expectations and their stock prices to us seem extremely high.
  The business environment remains favorable for smaller companies. Stock prices are low compared to those of large company stocks. We believe that, on average, the small and mid-size companies Wasatch has invested in have excellent long-term growth prospects. In addition, we have been able to invest at prices we believe are extremely reasonable. We believe that over the long term these two factors can give the Wasatch Equity Funds the potential to be a powerful force in your investment portfolio.
  Even though the market has been hard on small company stocks, we are committed to pursuing our time-tested strategy of investing in what we consider to be great companies. When we compare the fundamentals of the small and mid-size companies we have invested in to the largest companies in the S&P 500, we think that right now it may be better to be at the bottom looking up than at the top looking down.
  For more information about the performance and outlook for each of the Wasatch Funds, please see the portfolio summaries beginning on page 4.

WASATCH-HOISINGTON U.S. TREASURY FUND
-------------------------------------

  For more information about the performance and outlook of the Wasatch-Hoisington U.S. Treasury Fund, please see the portfolio summary beginning on page 14.

WORTH NOTING
------------

  The current Prospectus contains more information about each Fund's investment objectives and strategy. If you have any questions or comments regarding this report or your investments please call us at 1 (800) 551-1700.
  Wasatch is committed to long-term investing. We believe the Funds we offer have the potential to make a positive contribution to your efforts to achieve long-term investment objectives.
  We look forward to serving your investment needs in the coming years. We appreciate your confidence and faith in Wasatch Funds.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

                                                     Semi-annual Report 3 ------

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
MARCH 31, 1999

(PHOTO)

ROBERT GARDINER, CFA-LEAD MANAGER

  The Micro-Cap Fund invests the majority of its assets in companies with market capitalizations of less than $300 million at the time of initial purchase. We believe investments in these very small companies give the Fund the potential for above average returns because they may be able to increase earnings faster and sustain earnings growth longer than larger companies. Liquidity issues and wide stock price fluctuations typical of micro-cap companies make the Micro-Cap Fund most suitable for long-term investors.

SIX MONTH REVIEW
----------------

  The Micro-Cap Fund was closed to new investors at around $150 million to enable us to continue investing your assets in micro-cap companies.
  Micro-cap stocks were among those least favored by investors during the six months ended March 31, 1999. The largest, most liquid stocks continued to forge ahead while small- and micro-cap stocks fell behind.
  Following strong performance in the quarter (24.61%) and year (18.98%) ended December 31, 1998, the Wasatch Micro-Cap Fund struggled in the first quarter of 1999 (-8.52%) as the stock prices of many of the Fund's holdings lost ground in what has been a difficult environment for micro-cap stocks.
  In our opinion, companies held by the Fund are high quality and have excellent growth prospects. In addition, we have been able to invest at prices that to us are extremely reasonable.
  At around 19%, earnings growth of companies in the Micro-Cap Fund's portfolio continued to run ahead of our 15% minimum annual target.
  We believe the overall quality and low price-to-earnings (P/E) ratio (the price of a stock divided by its earnings per share) of the Fund position it to do well when small company stocks rebound.
  Over the past six months, in keeping with our investment discipline, we trimmed holdings that have grown fast and reached higher P/Es. While we believe maintaining P/Es at a reasonable level is an excellent long-term strategy, it hurt us in an environment where fast growing companies with high P/Es did better than the rest.
  We invest from the bottom up by analyzing the prospects of individual companies. In the past six months our investment process led us to significant holdings in health care, technology and personal products and services.
  Technology holdings were among the strongest contributors. However, positive performance came from companies in a variety of industries. Likewise, companies with disappointing stock price performance were not concentrated in any particular industry.
  The Fund's largest holding, Techne Corporation, a maker of disposable

------ 4 Semi-Annual Report

WASATCH MICRO-CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

products for clinical research labs and hospitals, was a positive contributor as the company continued to provide strong earnings growth.

OUTLOOK
-------
  We believe we have invested in some outstanding companies that give the Fund the potential to help you achieve your long-term investment objectives.
  It's hard to say when the market environment will turn favorable for small- and micro-cap stocks. In the meantime, and as always, we will strive to keep the Fund well-positioned by following our investment strategy.
  We believe earnings growth is the key to long-term stock price performance. Finding and investing in micro-cap companies with strong earnings growth will remain the major focus of the Micro-Cap Fund. We are also committed to purchasing stocks at reasonable prices. This strategy has helped the Fund do well in the past and we believe it remains viable for the future.

We look forward to continuing our relationship with you and urge you to stay on your chosen investment course.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS     SINCE INCEPTION<F1>
-----------------------------------------------------------------------------
WASATCH MICRO-CAP FUND          -7.41%          N/A             25.58%
-----------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: June 19, 1995.

-----------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. TECHNE CORP.                                           9%
   Disposable products for clinical research labs and hospitals.

2. ICU MEDICAL, INC.                                      6%
   Disposable connectors for intravenous therapy.

3. WHITEHALL JEWELLERS, INC.                              5%
   Fine jewelry retailer.

4. CORVEL CORP.                                           5%
   Case management and cost containment services for workers' compensation.

5. SUPERTEX, INC.                                         4%
   Semiconductor component manufacturer.

6. FIRST CASH FINANCIAL SERVICES, INC.                    3%
   Consumer financial services and pawn shops.

7. YOUNG INNOVATIONS, INC.                                3%
   Disposable products for dental professionals.

8. NATIONAL DENTEX CORP.                                  3%
   Dental laboratories.

9. MICREL, INC.                                           3%
   Analog semiconductors.

10.TRAVIS BOATS & MOTORS, INC.                            3%
   Recreational boats, motors and marine
   accessories retailer.

                                                     Semi-Annual Report 5 ------

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
MARCH 31, 1999

(PHOTO)

ROBERT GARDINER, JEFF CARDON-CO-MANAGERS

   The Micro-Cap Value Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in companies with market capitalizations of less than $300 million whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility. Wasatch intends to close the Fund when it reaches approximately $200 million in assets.

SIX MONTH REVIEW
----------------

   The Micro-Cap Value Fund celebrated its first birthday on December 17, 1998. With this important milestone under our belt, we are more excited than ever about the Fund's potential to make a positive difference to your long-term investment plan.
   The Fund's focus on investing in quality companies at low prices is considered a powerful long-term investment strategy and is practiced by some of the world's most successful investors. Since the Fund's inception we have worked diligently to invest in quality companies at low prices. As a result of our efforts, we believe the Fund is in an excellent position to benefit when micro-cap stock prices rebound.
   For the year ended March 31, 1999, the Russell 2000 Value Index, a widely recognized measure of the performance of small- and micro-cap stocks, was down 22.03%. The performance of the Index revealed overall weakness in small- and micro-cap stock prices. For the same period, the Micro-Cap Value Fund did about six points better than its benchmark, the Russell 2000 Value Index.
   The Fund ranked in the top 15% of 221 funds in the small value category tracked by Morningstar for the 12 months ended March 31, 1999. This indicates that the Fund has done well relative to its peers.
    After rallying late in 1998, the prices of small- and micro-cap growth and value stocks faded again in the first quarter of 1999.
   The upside is that over the past 12 months, and particularly in the most recent three months, the stock prices of many micro-cap companies that we believe are high quality and have outstanding long-term growth prospects dropped within legitimate value parameters. Several of the Fund's largest holdings-Whitehall Jewellers, ICU Medical and First Cash Financial Services-are growing companies that we invested in at prices well below what we believe these companies would normally command.
   We increased our position in MarineMax, a recreational boats and boating products retailer, late last year when its stock price was down. After

------ 6 Semi-Annual Report

WASATCH MICRO-CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

meeting with the company's management we felt MarineMax had excellent business momentum. The stock price has been moving briskly ahead in 1999.
   We sold American Bank Note Holographics when the company announced that it would need to restate financial results.
   Over the past six months, the Fund has benefited from a number of companies that were acquired. We believe this is a validation of our strategy to invest in good, undervalued companies.
   The Fund's second largest holding, K&G Men's Center, a men's discount clothing retailer, announced that it planned to merge with a subsidiary of Men's Warehouse. We believe the merger will have a positive effect on the Fund.
   Trident International Inc., a manufacturer of ink jet print heads and specialty inks for industrial applications, made a significant contribution to the Fund's performance when the company announced that it was being acquired by Illinois Tool Works Inc.

OUTLOOK
-------

   Within the large universe of micro-cap companies we believe we will continue to find quality companies that are undervalued.
   Over the long term, we are confident that this value-oriented approach to investing has the potential to be a positive force in your portfolio.
   Thank you for investing in the Wasatch Micro-Cap Value Fund.

-------------------------------------------------------------------------------

Average Annual Total Returns (AS OF MARCH 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS     SINCE INCEPTION<F1>
-----------------------------------------------------------------------------
WASATCH MICRO-CAP VALUE FUND    -16.31          N/A             -1.95%
-----------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: December 17, 1997.

-----------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. WHITEHALL JEWELLERS, INC.                              6%
   Fine jewelry retailer.

2. K&G MEN'S CENTER, INC.                                 5%
   Men's discount clothing retailer.

3. SUPERTEX, INC.                                         5%
   Semiconductor component manufacturer.

4. ICU MEDICAL, INC.                                      4%
   Disposable connectors for intravenous therapy.

5. SCP POOL CORPORATION                                    4%
   Swimming pool supply distributor.

6. NATIONAL DENTEX CORP.                                  4%
   Dental laboratories.

7. FIRST CASH FINANCIAL SERVICES, INC.                    4%
   Consumer financial services and pawn shops.

8. RAINBOW RENTALS, INC.                                  4%
   Rent-to-own store operator.

9. WORLD ACCEPTANCE CORP.                                 4%
   Consumer lending.

10.MARINEMAX, INC.                                        3%
   Recreational boats and boating products retailer.

                                                     Semi-Annual Report 7 ------

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------
MARCH 31, 1999

(PHOTO)

JEFF CARDON-LEAD MANAGER

   The Aggressive Equity Fund invests primarily in growing small companies with market capitalizations of less than $1 billion at the time of purchase. Investing in this segment of the market has historically achieved higher returns for investors but requires patience and a long time horizon because small company stock prices are subject to wide fluctuations. We intend to close the Aggressive Equity Fund when it reaches approximately $300 million in assets.

SIX MONTH REVIEW
----------------

   Over the past six months, the Aggressive Equity Fund faced the challenges of investing in a market where small company stocks have been widely ignored.
   For the year ended March 31, 1999, the Fund was down 5.17%. We believe this can largely be attributed to widespread weakness in small company stock prices. Our belief is supported by the performance of the Russell 2000 Index, a widely recognized barometer for small company stocks, which was down 16.26% over the same period.
   The Fund's 10 year track record is stellar with an average annual return of 16.42% which puts it in the top 25% of 33 funds in Morning star's small growth catetory. This track record was produced over a long period when small company stocks were both in and out of favor.
   While past performance is not necessarily predictive of future results, we have never wavered from our investment discipline and we believe it remains a viable investment strategy.
   Our bottom-up process of analyzing the investment potential of individual companies has resulted in the Fund being heavily weighted in health care, technology, business products and services and retail.
   On average, the small companies we have invested in continue to produce strong earnings growth. We believe the business environment remains favorable for these companies.
   Small company stock prices reached historic lows and we took advantage of numerous opportunities to invest or increase our position in companies that we believe are high quality and that appear to have ample room for stock price appreciation. We believe these holdings have the potential to be outstanding long-term investments.
   The Fund's two largest holdings have done extremely well. Over the past six months, Techne Corporation, a maker of disposable products for clinical research labs and hospitals, was up 97%, and O'Reilly Automotive, an automotive parts retailer and distributor, was up 23% following a large acquisition late last year.
   News that the SEC would require an

------ Semi-Annual Report 8

WASATCH AGGRESSIVE EQUITY FUND-PORTFOLIO SUMMARY
------------------------------------------------

independent audit of Pediatrix Medical Group's 1998 financial statements resulted in a dramatic drop in the company's stock price. The audit revealed that the company's financial data were fairly stated. Now, several states are looking into the company's billing practices. Pediatrix has a strict compliance policy regarding billing and discussions with management have given us confidence that the company will pass the states' inspection. Once the company has been given a clean bill of health, we expect the stock price to recover.

OUTLOOK
-------

   We believe the Aggressive Equity Fund's investments in small companies that we consider to be high quality have the potential to help you achieve your long-term investment objectives. They are capable of earnings growth that will surely shine when small company stocks return to favor.
   Given the historical outperformance of small company stocks, we believe patient long-term investors are most likely to reap the rewards.

AVERAGE ANNUAL TOTAL RETURNS (AS OF MARCH 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
WASATCH AGGRESSIVE EQUITY FUND  -5.17%         12.91%           16.42%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. TECHNE CORP.                                           9%
   Disposable products for clinical research labs and hospitals.

2. O'REILLY AUTOMOTIVE, INC.                              5%
   Automotive parts retailer/distributor.

3. SYNOPSYS, INC.                                         4%
   Software solutions for electronic design automation.

4. MICROCHIP TECHNOLOGY, INC.                             4%
   Proprietary chip manufacturer.

5. MICREL, INC.                                           4%
   Analog semiconductors.

6. QRS CORPORATION                                        3%
   Business-to-business e-commerce.

7. PEDIATRIX MEDICAL GROUP INC.                           3%
   Practice management for neonatalogists.

8. NATIONAL HEALTH INVESTORS, INC.                        3%
   Nursing home REIT.

9. WHITEHALL JEWELLERS, INC.                              3%
   Fine jewelry retailer.

10.ICU MEDICAL, INC.                                      3%
   Disposable connectors for intravenous therapy.

                                                     Semi-Annual Report 9 ------

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------
MARCH 31, 1999

(PHOTO)

SAMUEL S. STEWART, JR., PHD, CFA-
LEAD MANAGER

   The Wasatch Growth Fund seeks to invest in growing companies that we believe are stable and that have a history of consistent earnings growth. In addition, we seek to invest in these companies at reasonable prices. The Growth Fund is the most conservative of all the Wasatch Equity Funds. However, because the Fund may invest in smaller companies, we believe it is best-suited for long-term investors.

SIX MONTH REVIEW
----------------

   For the six months ended March 31, 1999, the Growth Fund was up 14.13%. For the past 12 months, however, the Fund remains in negative territory.
   The Fund's 10 year average annual return of 15.88% was achieved by investing in markets that were both kind and unkind to small company stock investors like Wasatch.
   The Fund ranked in the top 25% of 237 small blend funds tracked by Morningstar for the 12 months ended March 31, 1999. This indicates that the Fund has done well relative to its peers.
   The Fund's performance over the past six months was helped by October's dramatic, though short-lived, rally in small company stock prices.
   In addition, we have made a concerted effort to improve the average earnings growth of the Fund's holdings by pruning or eliminating companies that have fallen short of our 15% minimum annual earnings growth target.
   One of the companies we sold was Washington Federal, Inc. Even though this is one of our favorite companies and has been one of the most steady growers in the portfolio, we think its future earnings growth is not likely to be up to our standard.
   We have added a number of companies that we believe have the potential to consistently grow at or above our 15% target. These include Expeditors International, Knight Transportation and Hibbett Sporting Goods.
   Health care was the best performing sector with strong stock price performance from two of the Fund's largest holdings-Techne Corporation and Concentra Managed Care, Inc.
   The Fund was hurt by weak stock price performance from companies in a variety of sectors. These included several of the largest holdings-AmeriCredit Corp., General Nutrition Cos., and Rent-A-Center, Inc. The business outlook for these companies appears bright. We believe that over the long term they have the potential to consistently produce the earnings growth we seek.
   We took advantage of a dramatic drop in the stock price of Pediatrix Medical Group to significantly increase our position.
   The market continued to reward companies with high price-to-earnings

------ 10 Semi-Annual Report

WASATCH GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------

(P/E) ratios (the price of a stock divided by its earnings per share) and penalize companies with low P/Es. This means the Fund's strategy of trimming stocks with high P/Es went against the grain.
   We believe selling stocks that appear fully valued and buying stocks that we believe are undervalued remains an excellent long-term strategy.

OUTLOOK
-------

   We expect the average earnings growth of the Fund's holdings to continue to improve throughout 1999. Like you, we are anxious for small company stocks to turn around. Our focus is to position the Wasatch Growth Fund so that it may benefit from any upturn in small company stock prices.
   We are confident that the reasonably priced investments we have made in small companies capable of sustained earnings growth have the potential to help you achieve your long-term investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF MARCH 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
WASATCH GROWTH FUND            -13.07%         16.53%           15.88%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

1. AMERICREDIT CORP.                                     11%
   Automobile and mortgage lender.

2. FIRST HEALTH GROUP CORP.                               8%
   Medical cost management services for group health and workers' compensation.

3. PEDIATRIX MEDICAL GROUP INC.                           8%
   Practice management for neonatalogists.

4. TECHNE CORP.                                           8%
   Disposable products for clinical research labs and hospitals.

5. RENT-A-CENTER, INC.                                    7%
   Operates rent-to-own stores.

6. GENERAL NUTRITION COS., INC.                           7%
   Vitamins, health care and sports
   nutrition products.

7. CONCENTRA MANAGED CARE, INC.                           6%
   Cost containment services for auto injury and workers' compensation claims.

8. WORLD ACCEPTANCE CORP.                                 4%
   Consumer lending.

9. SCP POOL CORPORATION                                   3%
   Swimming pool supply distributor.

10.WHITEHALL JEWELLERS, INC.                              3%
   Fine jewelry retailer.

                                                    Semi-Annual Report 11 ------

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------
MARCH 31, 1999

(PHOTO)

KAREY BARKER, CFA-LEAD MANAGER

   The Mid-Cap Fund is the most aggressive Fund in the Wasatch Funds family.
The Fund seeks to invest in companies with the highest growth rates. It has relatively few holdings which tend to be concentrated in the most dynamic industries. It is best-suited for aggressive investors who plan to hold the Fund for at least five years.

SIX MONTH REVIEW
----------------
   Over the past six months the Wasatch Mid-Cap Fund has produced excellent performance. The Fund's six month return at March 31, 1999 was 26.03% compared to the 20.01% return of the S&P MidCap 400, an index that measures the performance of mid-size company stocks, and the 10.00% return of the Russell 2000, an index that measures the performance of small company stocks, over the same period. Recent strong results have pulled the Fund's one year return up to 2.81%. This compared favorably to the 0.45% return of the S&P MidCap 400 and the -16.26% return of the Russell 2000.
   In accordance with the Mid-Cap Fund's aggressive investment strategy, we have high concentration in our most promising ideas. Over the past six months there has been unusual activity in some of our largest holdings. On September 30, 1998, at the beginning of this fiscal year, Curative Health Services was the top holding in the Fund. During our ongoing research we became concerned with several issues regarding the company's growth prospects. A more detailed analysis did little to dispel our concerns. We sold the stock before its precipitous fall.
   There was also an abrupt drop in stock price of our current top holding, Pediatrix Medical Group. However we view this drop in price as a buying opportunity. Pediatrix's stock fell dramatically when news came out that the SEC would require an independent audit of the company's 1998 financial statements. We felt that the company's fundamentals were intact and our financial analysis and discussions with management gave us no reason to believe that the financials were misrepresented. Our confidence was justified when the audit was completed and showed that Pediatrix had fairly stated their numbers. The stock price went up, but is now under pressure again due to a few state inquiries into the company's Medi caid billing practices. Pediatrix has a thorough compliance policy regarding billing. Once again our discussions with management have given us confidence that inappropriate billing practices will not be discovered. The price will remain under pressure until the issues are resolved.
   Other long-time holdings that are large positions in the Fund-Sanmina, Express Scripts, Micrel and Synopsys-

------ 12 Semi-Annual Report

WASATCH MID-CAP FUND-PORTFOLIO SUMMARY
--------------------------------------

contributed substantially to the Fund's earnings growth and performance over the past six months. Strong performance also came from two new holdings, JDS Fitel Inc. and SDL Inc., both makers of fiber optics components for the telecommunications industry.

OUTLOOK
-------

   We are firm believers that over the long term earnings growth drives stock prices. The Wasatch Mid-Cap Fund invests in companies capable of the highest growth rates because we expect these investments to produce above average long-term returns. We are pleased with the Fund's earnings performance over the past six months. Looking ahead, we expect the average earnings growth of the Fund's holdings to meet or exceed our 25% minimum annual target. As a result, we believe the future looks bright for the Mid-Cap Fund's investments at quarter end.
   As always we will continue to monitor companies held by the Fund for issues such as slowing growth, changes in the competitive environment, timely introduction of new products and services and handling of acquisitions.
   We believe our strategy of taking large positions in fast growing small and mid-size companies has the potential to reward shareholders who have assessed their tolerance for risk and volatility and are willing to take a long-term approach to investing.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF MARCH 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS     SINCE INCEPTION<F1>
--------------------------------------------------------------------------------
WASATCH MID-CAP FUND            2.81%          16.36%           12.43%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

<F1> Inception: August 16, 1992.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

1. PEDIATRIX MEDICAL GROUP INC.                          11%
   Practice management for neonatalogists.

2. SYNOPSYS, INC.                                         7%
   Software solutions for electronic design automation.

3. SANMINA CORP.                                          6%
   Contract manufacturer of electronics.

4. O'REILLY AUTOMOTIVE, INC.                              6%
   Automotive parts retailer/distributor.

5. THE METZLER GROUP, INC.                                6%
   Consulting services to energy and utility businesses.

6. EXPRESS SCRIPTS INC., CLASS A                          5%
   Pharmacy benefits manager.

7. F.Y.I. INCORPORATED                                    4%
   Document management services.

8. MICROCHIP TECHNOLOGY, INC.                             3%
   Proprietary chip manufacturer.

9. MICREL, INC.                                           3%
   Analog semiconductors.

10.JDS FITEL INC.                                         3%
   Fiber optics components.

                                                    Semi-Annual Report 13 ------

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
MARCH 31, 1999

(PHOTO)

VAN R. HOISINGTON-LEAD MANAGER

   The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle (the time it takes for the economy to shift from a peak in business activity to a trough and back to a peak) by investing in U.S. Treasury securities.

SIX MONTH REVIEW
----------------
   Although inflation decelerated over the past six months, bond market investors worried that strong economic growth in the United States would lead to faster domestic inflation. Accordingly, Treasury yields rose sharply. The 30-year Treasury Bond yield, for example, rose to 5.62% at the end of March, 0.64% higher than at the end of the third quarter of 1998. Most of this advance (0.51%) happened since year-end. Accordingly, the return on the Wasatch-Hoisington U.S. Treasury Fund was -6.90% for this six month period, compared with -0.2% for the Fund's benchmark, the Lehman Bros. Aggregate Index, which measures the performance of U.S. investment grade fixed-rate bonds, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities. However, for the past 12 months, the 30-year Treasury Bond yield fell 0.33%, as some important inflation gauges fell to the slowest pace in the past 40 years even as real growth was well above trend. Accordingly, the Fund returned 6.51%, which was slightly better than the 6.48% earned by the Lehman Aggregate.
   We continue to believe that the key to investing in Treasury Bonds is to base portfolio decisions on the trend in inflation, not real economic activity. Numerous scares in the bond market occurred in this decade and were based on the notion that faster real economic growth would produce faster inflation. In fact, most of the first calendar quarters of this decade witnessed such scares. Just as they passed, this current flare-up too should fade away.
   We continue to believe that the long-term trend in inflation and therefore long-term Treasury Bond yields is headed downward. Global conditions point to disinflation, if not deflation. While some of the smaller economies in Asia have stabilized, the Japanese economy remains mired in a record-setting recession and the Chinese government's forecast for the second half of the year was just lowered substantially. In addition, conditions in Europe have been steadily deteriorating. While the European Central Bank recently cut the base lending rate to 2.5% (from 3%), this reduction is not likely to be any more effective than prior significant rate reductions in turning around the Euroland.
   The dollar continues to move irregularly higher on the foreign exchange

------ 14 Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

markets, bringing in ever-larger quantities of lower priced imported goods. The stronger dollar also indicates that foreign buyers will have fewer funds to purchase our planes, cars and personal computers. In addition, monetary and fiscal conditions remain disinflationary. The yield curve restrains bank lending. Not surprisingly, bank lending in the latest 12 months rose only one-half the pace of the peak rate of growth for this decade. In spite of some increase in government spending to fund the war in the Balkans, the federal government will run a $100 billion budget surplus. Another surplus is expected for the next fiscal year as well. This is of particular interest to Treasury Bond investors since it means that the supply of outstanding debt will be heading downward.

OUTLOOK
-------

   By focusing on the long-term trend toward lower inflation, rather than reacting to movements in volatile short-term considerations, patient investors should, over time, earn excellent returns from Treasury Bonds. In the meantime, bond investors earn a high real current income (income adjusted for inflation), which recently yielded almost 5% on the 30-year Treasury Bond, more than double the historical average.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF MARCH 31, 1999)
---------------------------------------------------
                                1 YEAR        5 YEARS          10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON
U.S. TREASURY FUND              6.51%          8.74%             8.94%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long-term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------

1. U.S. TREASURY BOND                                    25%
   8/15/2027

2. U.S. TREASURY BOND                                    22%
   11/15/2024

3. U.S. TREASURY BOND                                    13%
   11/15/2026

4. U.S. TREASURY BOND                                    10%
   8/15/2025

5. U.S. TREASURY BOND                                    10%
   2/15/2026

6. U.S. TREASURY BOND                                     5%
   2/15/2027

7. U.S. TREASURY STRIP                                    5%
   11/15/2021

8. U.S. TREASURY STRIP                                    4%
   8/15/2025

9. U.S. TREASURY BOND                                     2%
   11/15/2028

10.U.S. TREASURY BOND                                     1%
   8/15/2023

                                                    Semi-Annual Report 15 ------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
----------------------------------------------------------------------------
          COMMON STOCKS 98.3%
          -------------------

          BUILDERS & BUILDING SUPPLIES 0.5%
 64,191   Building Materials Holding Corp.<F1>                   $  649,934
                                                                 ----------
          BUSINESS PRODUCTS 1.3%
 89,500   Daisytek International Corp.<F1>                        1,487,937
  9,100   Koala Corp.<F1>                                           188,825
                                                                 ----------
                                                                  1,676,762
                                                                 ----------
          BUSINESS SERVICES 12.1%
 60,000   DA Consulting Group, Inc.<F1>                             592,500
 65,000   F.Y.I. Inc.<F1>                                         2,080,000
274,750   National Dentex Corp.<F1>                               3,983,875
  2,500   On Assignment, Inc.<F1>                                    64,062
 27,200   QRS Corporation<F1>                                     1,701,700
 76,000   RemedyTemp, Inc.<F1>                                      954,750
 37,000   RWD Technologies, Inc.<F1>                                645,187
225,000   SCP Pool Corporation<F1>                                3,150,000
 69,000   SteriGenics International, Inc.<F1>                       672,750
113,500   Wilmar Industries, Inc.<F1>                             1,681,219
                                                                 ----------
                                                                 15,526,043
                                                                 ----------
          COMPUTER SOFTWARE 2.4%
 33,300   CFI ProServices, Inc.<F1>                                 403,763
 90,500   Deltek Systems, Inc.<F1>                                  984,187
 15,000   Made2Manage Systems, Inc.<F1>                             131,250
 29,000   Synopsys, Inc.<F1>                                      1,558,750
                                                                 ----------
                                                                  3,077,950
                                                                 ----------
          COMPUTER SYSTEMS & COMPONENTS 4.2%
139,100   Active Voice Corp.<F1>                                  1,338,837
 79,500   Pinnacle Systems, Inc.<F1>                              3,617,250
 41,000   Power-One, Inc.<F1>                                       276,750
 63,700   RF Industries, Ltd.<F1>                                   121,428
                                                                 ----------
                                                                  5,354,265
                                                                 ----------
          ELECTRONICS 1.7%
238,200   PCD Inc.<F1>                                            2,158,688
                                                                 ----------
          FINANCIAL SERVICES 2.2%
  4,000   Bay Area Bancshares                                       158,000
503,700   World Acceptance Corp.<F1>                              2,707,388
                                                                 ----------
                                                                  2,865,388
                                                                 ----------

------ 16 Semi-Annual Report

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
---------------------------------------------------------------------------
          HEALTH CARE PRODUCTS 21.9%
165,500   Biosite Diagnostics, Inc.<F1>                         $ 1,655,000
507,900   ICU Medical, Inc.<F1>                                   8,253,375
 77,400   Minntech Corp.                                            977,175
 23,000   Myriad Genetics, Inc.<F1>                                 207,000
 20,500   Osteotech, Inc.<F1>                                       704,688
419,917   Techne Corp.<F1>                                       12,125,103
357,000   Young Innovations, Inc.<F1>                             4,194,750
                                                                 ----------
                                                                 28,117,091
                                                                 ----------
          HEALTH CARE PROVIDERS 4.4%
292,770   AmSurg Corp., Class A<F1>                               2,049,390
256,500   AmSurg Corp., Class B<F1>                               1,795,500
 61,000   Pediatrix Medical Group Inc.<F1>                        1,715,625
  7,000   U.S. Physical Therapy, Inc.<F1>                            54,250
                                                                 ----------
                                                                  5,614,765
                                                                 ----------
          HEALTH CARE SERVICES 7.6%
 68,000   American Healthcorp, Inc.<F1>                             518,500
123,600   AmeriPath, Inc.<F1>                                     1,112,400
162,100   CorVel Corp.<F1>                                        5,795,075
 54,700   First Commonwealth, Inc.<F1>                              813,663
175,600   Healthcare Recoveries, Inc.<F1>                           856,050
 34,400   Medstone International, Inc.<F1>                          236,500
 10,000   Superior Consultant Holdings Corp.<F1>                    341,250
 16,200   V.I. Technologies, Inc.<F1>                               159,975
                                                                 ----------
                                                                  9,833,413
                                                                 ----------
          PERSONAL PRODUCTS 5.2%
 14,000   Maxwell Shoe Company Inc.<F1>                             120,750
 49,000   Natrol, Inc.<F1>                                          297,063
 99,400   Natural Alternatives International, Inc.<F1>              484,575
117,100   Signature Eyewear, Inc.<F1>                               409,850
206,200   Travis Boats & Motors, Inc.<F1>                         3,711,600
265,500   USANA, Inc.<F1>                                         1,659,375
                                                                 ----------
                                                                  6,683,213
                                                                 ----------
          PERSONAL SERVICES 6.3%
471,000   First Cash Financial Services, Inc.<F1>                 4,297,875
250,000   Rainbow Rentals, Inc.<F1>                               2,500,000
 56,153   Rent-Way, Inc.<F1>                                      1,347,672
                                                                 ----------
                                                                  8,145,547
                                                                 ----------

                                                    Semi-Annual Report 17 ------

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          REAL ESTATE 1.0%
 61,000   National Health Investors, Inc. REIT                  $ 1,311,500
                                                                 ----------
          RETAIL 13.1%
  5,000   Garden Fresh Restaurant Corp.<F1>                          71,250
 67,900   Guitar Center, Inc.<F1>                                 1,387,706
110,200   Hibbett Sporting Goods, Inc.<F1>                        2,300,425
309,825   K&G Men's Center, Inc.<F1>                              3,078,886
 86,400   MarineMax, Inc.<F1>                                       950,400
 46,950   O'Reilly Automotive, Inc.<F1>                           2,101,013
 29,500   PJ America, Inc.<F1>                                      678,500
410,445   Whitehall Jewellers, Inc.<F1>                           6,310,592
                                                                 ----------
                                                                 16,878,772
                                                                 ----------
          SEMICONDUCTORS 11.4%
 75,489   Micrel, Inc.<F1>                                        3,779,168
 39,900   Microchip Technology, Inc.<F1>                          1,381,537
231,800   Pericom Semiconductor Corporation<F1>                   1,955,812
 17,000   SDL, Inc.<F1>                                           1,542,750
 28,000   Semtech Corporation<F1>                                   892,500
486,000   Supertex, Inc.<F1>                                      5,103,000
                                                                 ----------
                                                                 14,654,767
                                                                 ----------
          TELECOMMUNICATIONS 0.2%
 34,500   Vari-L Company, Inc.<F1>                                  208,617
                                                                 ----------
          TRANSPORTATION 2.8%
 46,500   Aramex International Limited<F1>                          462,094
 31,000   Covenant Transport, Inc.<F1>                              461,125
 10,000   Knight Transportation, Inc.<F1>                           193,750
 11,800   Motor Cargo Industries, Inc.<F1>                           70,800
 90,000   Smithway Motor Xpress Corp.<F1>                           697,500
 58,000   Transport Corp. of America, Inc.<F1>                      667,000
108,500   USA Truck, Inc.<F1>                                     1,105,344
                                                                 ----------
                                                                  3,657,613
                                                                 ----------

          TOTAL COMMON STOCKS (COST $118,994,181)               126,414,328
                                                                -----------
------ 18 Semi-Annual Report

MICRO-CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
          SHORT-TERM INVESTMENTS 0.1%
          ---------------------------

          (Variable Rate Demand Deposits)
$158,111 UMB Bank Money Market Fiduciary, 3.99%                $    158,111
                                                               ------------
          TOTAL SHORT-TERM INVESTMENTS (COST $158,111)              158,111
                                                               ------------

          TOTAL INVESTMENTS (COST $119,152,292) 98.4%           126,572,439

          CASH AND OTHER ASSETS, LESS LIABILITIES 1.6%            2,073,313
                                                               ------------

          NET ASSETS 100.0%                                    $128,645,752
                                                               ============

<F1> Non-income producing
See notes to financial statements.

                                                    Semi-Annual Report 19 ------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
         COMMON STOCKS 102.0%
         --------------------

         BASIC MATERIALS 0.8%
  4,800   Encore Wire Corporation<F1>                            $   37,800
  6,500   RTI International Metals, Inc.<F1>                         60,937
                                                                 ----------
                                                                     98,737
                                                                 ----------
          BUILDERS & BUILDING SUPPLIES 3.6%
  3,500   American Woodmark Corporation                             110,687
 13,000   Building Materials Holding Corp.<F1>                      131,625
  7,000   Crossman Communities, Inc.<F1>                            139,562
  8,000   Drew Industries Incorporated<F1>                           91,000
                                                                 ----------
                                                                    472,874
                                                                 ----------
          BUSINESS PRODUCTS 2.6%
 11,400   Daisytek International Corp.<F1>                          189,525
  5,000   Koala Corp.<F1>                                           103,750
  2,500   Optek Technology, Inc.<F1>                                 36,719
                                                                 ----------
                                                                    329,994
                                                                 ----------
          BUSINESS SERVICES 9.8%
  8,400   Deswell Industries, Inc.<F1>                               67,725
 33,400   National Dentex Corp.<F1>                                 484,300
 10,800   RemedyTemp, Inc.<F1>                                      135,675
 37,000   SCP Pool Corporation<F1>                                  518,000
  1,000   StaffMark, Inc.<F1>                                         7,875
  5,000   SteriGenics International, Inc.<F1>                        48,750
                                                                 ----------
                                                                  1,262,325
                                                                 ----------
          COMPUTER SOFTWARE 1.7%
 20,000   ANSYS, Inc.<F1>                                           137,500
  6,000   CFI ProServices, Inc.<F1>                                  72,750
  1,000   Deltek Systems, Inc.<F1>                                   10,875
                                                                 ----------
                                                                    221,125
                                                                 ----------
          COMPUTER SYSTEMS & COMPONENTS 5.1%
 15,150   Active Voice Corp.<F1>                                    145,819
 19,000   Kofax Image Products, Inc.<F1>                            171,000
  9,400   Percon Incorporated<F1>                                    62,275
 16,000   Power-One, Inc.<F1>                                       108,000
  6,000   RF Industries, Ltd.<F1>                                    11,437
  9,000   SBS Technologies, Inc.<F1>                                162,000
                                                                 ----------
                                                                    660,531
                                                                 ----------

------ 20 Semi-Annual Report

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
         ELECTRONICS 2.2%
 31,300   PCD Inc.<F1>                                           $  283,656
                                                                 ----------
          ENERGY 2.1%
 16,300   Bolt Technology Corporation<F1>                           139,569
 13,000   Gulf Island Fabrication, Inc.<F1>                         136,500
                                                                 ----------
                                                                    276,069
                                                                 ----------
          FINANCIAL SERVICES 6.8%
 12,000   AmeriCredit Corp.<F1>                                     157,500
  6,800   BWC Financial Corp.<F1>                                   130,050
  3,050   PVF Capital Corp.<F1>                                      38,506
 26,000   United PanAm Financial Corp.<F1>                          104,000
 84,500   World Acceptance Corp.<F1>                                454,188
                                                                 ----------
                                                                    884,244
                                                                 ----------
          HEALTH CARE PRODUCTS 7.5%
 12,000   Del Global Technologies Corp.<F1>                         103,500
 32,300   ICU Medical, Inc.<F1>                                     524,875
  2,000   Minntech Corp.                                             25,250
 27,500   Young Innovations, Inc.<F1>                               323,125
                                                                 ----------
                                                                    976,750
                                                                 ----------
          HEALTH CARE PROVIDERS 0.4%
  6,500   U.S. Physical Therapy, Inc.<F1>                            50,375
                                                                 ----------
          HEALTH CARE SERVICES 6.8%
  9,700   CorVel Corp.<F1>                                          346,775
 20,100   First Commonwealth, Inc.<F1>                              298,988
 12,000   Healthcare Recoveries, Inc.<F1>                            58,500
 25,500   Medstone International, Inc.<F1>                          175,313
                                                                 ----------
                                                                    879,576
                                                                 ----------
          PERSONAL PRODUCTS 6.5%
  5,000   Maxwell Shoe Company Inc.<F1>                              43,125
 12,400   Natural Alternatives International, Inc.<F1>               60,450
  3,000   North Face, Inc. (The)<F1>                                 37,500
 11,500   Racing Champions Corporation<F1>                          126,500
  3,000   Rexall Sundown, Inc.<F1>                                   57,562
 62,300   Signature Eyewear, Inc.<F1>                               218,050
 10,000   Travis Boats & Motors, Inc.<F1>                           180,000
  7,600   USANA, Inc.<F1>                                            47,500
 12,800   Utah Medical Products, Inc.<F1>                            75,200
                                                                 ----------
                                                                    845,887
                                                                 ----------

Semi-Annual Report 21 ------

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          PERSONAL SERVICES 7.3%
 52,000   First Cash Financial Services, Inc.<F1>                $  474,500
 46,400   Rainbow Rentals, Inc.<F1>                                 464,000
                                                                 ----------
                                                                    938,500
                                                                 ----------
          REAL ESTATE 2.5%
  9,700   National Health Investors, Inc. REIT                      208,550
  4,375   Prison Realty Corporation REIT                             76,289
  5,400   Sunstone Hotel Investors, Inc. REIT                        38,813
                                                                 ----------
                                                                    323,652
                                                                 ----------
          RETAIL 18.6%
  5,000   Finish Line, Inc. (The)<F1>                                64,375
  7,000   Il Fornaio (America) Corporation<F1>                       68,250
 62,662   K&G Men's Center, Inc.<F1>                                622,704
 36,600   MarineMax, Inc.<F1>                                       402,600
 10,000   Monro Muffler Brake, Inc.<F1>                              71,250
 22,000   Nautica Enterprises, Inc.<F1>                             248,875
  3,350   O'Charley's Inc.<F1>                                       45,434
 15,000   Pier 1 Imports, Inc.                                      121,875
 49,400   Whitehall Jewellers, Inc.<F1>                             759,525
                                                                 ----------
                                                                  2,404,888
                                                                 ----------
          SEMICONDUCTORS 8.3%
 13,000   Align-Rite International, Inc.<F1>                        150,313
  4,000   Integrated Measurement Systems, Inc.<F1>                   29,000
  7,000   Nanometrics Incorporated<F1>                               39,375
 28,000   Pericom Semiconductor Corporation<F1>                     236,250
 58,700   Supertex, Inc.<F1>                                        616,350
                                                                 ----------
                                                                  1,071,288
                                                                 ----------
          TELECOMMUNICATIONS 2.2%
 71,000   Gentner Communications Corporation<F1>                    221,875
  9,300   Vari-L Company, Inc.<F1>                                   56,236
                                                                 ----------
                                                                    278,111
                                                                 ----------

------ 22 Semi-Annual Report

MICRO-CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          TRANSPORTATION 6.5%
 21,000   American Aircarriers Support, Incorporated<F1>          $ 189,000
  8,000   Aramex International Limited<F1>                           79,500
  5,000   Covenant Transport, Inc.<F1>                               74,375
  1,000   Motor Cargo Industries, Inc.<F1>                            6,000
 41,800   Smithway Motor Xpress Corp.<F1>                           323,950
  7,000   Transport Corp. of America, Inc.<F1>                       80,500
  8,000   USA Truck, Inc.<F1>                                        81,500
                                                                 ----------
                                                                    834,825
                                                                 ----------
          UTILITIES 0.7%
  5,000   CMP Group, Inc.                                            91,875
                                                                 ----------

          TOTAL COMMON STOCKS (COST $15,107,897) 102.0%          13,185,282
                                                                 ----------

          LIABILITIES, LESS CASH AND OTHER ASSETS (2.0)%          (263,535)
                                                                 ----------
          NET ASSETS 100.0%                                     $12,921,747
                                                                ===========

<F1> Non-income producing
See notes to financial statements.

                                                    Semi-Annual Report 23 ------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          COMMON STOCKS 96.3%
          -------------------

          BUSINESS PRODUCTS 1.3%
 109,300  Daisytek International Corp.<F1>                       $1,817,112
                                                                 ----------
          BUSINESS SERVICES 16.0%
 34,550   ABR Information Services, Inc.                            600,306
 28,900   Data Processing Resources Corp.<F1>                       395,569
 93,900   F.Y.I. Inc.<F1>                                         3,004,800
 45,000   Metzler Group, Inc. (The)<F1>                           1,411,875
262,800   National Dentex Corp.<F1>                               3,810,600
 54,100   Pegasus Systems, Inc.<F1>                               2,157,238
 75,500   QRS Corporation<F1>                                     4,723,469
116,100   RemedyTemp, Inc.<F1>                                    1,458,506
 37,266   Sanmina Corp.<F1>                                       2,375,708
116,600   Wilmar Industries, Inc.<F1>                             1,727,137
                                                                 ----------
                                                                 21,665,208
                                                                 ----------
          COMPUTER SOFTWARE 5.5%
131,250   Deltek Systems, Inc.<F1>                                1,427,344
112,050   Synopsys, Inc.<F1>                                      6,022,688
                                                                 ----------
                                                                  7,450,032
                                                                 ----------
          COMPUTER SYSTEMS & COMPONENTS 1.6%
 51,300   MMC Networks, Inc.<F1>                                    820,800
 56,740   Zebra Technologies Corporation<F1>                      1,347,575
                                                                 ----------
                                                                  2,168,375
                                                                 ----------
          ELECTRONICS 0.5%
 81,300   PCD Inc.<F1>                                              736,781
                                                                 ----------
          HEALTH CARE PRODUCTS 12.6%
247,900   ICU Medical, Inc.<F1>                                   4,028,375
 90,100   Myriad Genetics, Inc.<F1>                                 810,900
 25,100   Serologicals Corp.<F1>                                    340,419
410,244   Techne Corp.<F1>                                       11,845,795
                                                                 ----------
                                                                 17,025,489
                                                                 ----------
          HEALTH CARE PROVIDERS 5.0%
237,500   AmSurg Corp., Class A<F1>                               1,662,500
 60,300   AmSurg Corp., Class B<F1>                                 422,100
166,950   Pediatrix Medical Group Inc.<F1>                        4,695,469
                                                                 ----------
                                                                  6,780,069
                                                                 ----------

------ 24 Semi-Annual Report

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          HEALTH CARE SERVICES 4.0%
176,200   AmeriPath, Inc.<F1>                                    $1,585,800
 44,000   Express Scripts, Inc., Class A<F1>                      3,781,250
                                                                 ----------
                                                                  5,367,050
                                                                 ----------
          PERSONAL PRODUCTS 5.1%
 96,600   Nu Skin Asia Pacific, Inc., Class A<F1>                 2,209,725
179,250   Travis Boats & Motors, Inc.<F1>                         3,226,500
236,700   USANA, Inc.<F1>                                         1,479,375
                                                                 ----------
                                                                  6,915,600
                                                                 ----------
          PERSONAL SERVICES 4.0%
 68,000   First Cash Financial Services, Inc.<F1>                   620,500
  7,800   Loewen Group, Inc.                                         14,137
 66,000   Rent-A-Center, Inc.<F1>                                 1,897,500
121,488   Rent-Way, Inc.<F1>                                      2,915,712
                                                                 ----------
                                                                  5,447,849
                                                                 ----------
          REAL ESTATE 4.0%
193,150   National Health Investors, Inc. REIT                    4,152,725
175,750   Sunstone Hotel Investors, Inc. REIT                     1,263,203
                                                                 ----------
                                                                  5,415,928
                                                                 ----------
          RETAIL 15.1%
  1,000   Barbers, Hairstyling for Men & Women, Inc. (The)<F1>       11,875
193,300   General Nutrition Cos., Inc.<F1>                        2,706,200
 62,000   Hibbett Sporting Goods, Inc.<F1>                        1,294,250
285,525   K&G Men's Center, Inc.<F1>                              2,837,405
 83,950   MarineMax, Inc.<F1>                                       923,450
 98,550   Nautica Enterprises, Inc.<F1>                           1,114,847
104,975   O'Charley's Inc.<F1>                                    1,423,723
136,700   O'Reilly Automotive, Inc.<F1>                           6,117,325
265,200   Whitehall Jewellers, Inc.<F1>                           4,077,450
                                                                 ----------
                                                                 20,506,525
                                                                 ----------
          SEMICONDUCTORS 10.2%
 59,925   American Xtal Technology, Inc.<F1>                      1,348,312
 97,597   Micrel, Inc.<F1>                                        4,885,950
152,725   Microchip Technology, Inc.<F1>                          5,288,103
 25,750   SDL, Inc.<F1>                                           2,336,813
                                                                 ----------
                                                                 13,859,178
                                                                 ----------

                                                    Semi-Annual Report 25 ------

AGGRESSIVE EQUITY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          TELECOMMUNICATIONS 4.6%
 12,500   Frontier Corp.                                         $  648,437
114,650   Powertel, Inc.<F1>                                      1,633,762
 89,590   United States Cellular Corp.<F1>                        3,941,960
                                                                 ----------
                                                                  6,224,159
                                                                 ----------
          TRANSPORTATION 6.2%
 66,850   Covenant Transport, Inc.<F1>                              994,394
 70,100   Expeditors International of Washington, Inc.            3,785,400
184,300   Knight Transportation, Inc.<F1>                         3,570,813
                                                                 ----------
                                                                  8,350,607
                                                                 ----------
         OTHER 0.6%
 32,750   Cinar Corporation, Class B<F1>                            753,250
                                                                 ----------
          TOTAL COMMON STOCKS (COST $101,888,897)               130,483,212
                                                                -----------

PRINCIPAL
  AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS 4.7%
           (Variable Rate Demand Deposits)
$6,302,976 UMB Bank Money Market Fiduciary, 3.99%               $ 6,302,976
                                                                -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $6,302,976)         6,302,976
                                                                -----------

           TOTAL INVESTMENTS (COST $108,191,873) 101.0%         136,786,188

           LIABILITIES, LESS CASH AND OTHER ASSETS (1.0)%       (1,411,112)
                                                                -----------

           NET ASSETS 100.0%                                   $135,375,076
                                                               ============

<F1> Non-income producing
See notes to financial statements.

------ 26 Semi-Annual Report

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS 99.9%
           -------------------

           BUILDERS & BUILDING SUPPLIES 2.0%
 150,000   Copart, Inc.<F1>                                      $3,112,500
                                                                 ----------
           BUSINESS PRODUCTS 1.0%
 103,400   Optek Technology, Inc.<F1>                             1,518,687
                                                                 ----------
           BUSINESS SERVICES 10.5%
 430,000   American Bank Note Holographics, Inc.<F1>                994,375
 189,000   National Dentex Corp.<F1>                              2,740,500
 122,300   RemedyTemp, Inc.<F1>                                   1,536,394
 371,650   SCP Pool Corporation<F1>                               5,203,100
 161,000   Sterling Commerce, Inc.<F1>                            4,950,750
  50,000   Wilmar Industries, Inc.<F1>                              740,625
                                                                 ----------
                                                                 16,165,744
                                                                 ----------
           COMPUTER SOFTWARE 3.0%
  86,400   Synopsys, Inc.<F1>                                     4,644,000
                                                                 ----------
           COMPUTER SYSTEMS AND COMPONENTS 1.9%
 126,095   Zebra Technologies Corporation<F1>                     2,994,756
                                                                 ----------
           FINANCIAL SERVICES 16.0%
1,287,300  AmeriCredit Corp.<F1>                                 16,895,812
   5,000   Franklin Savings Assn.<F1>                                     1
 274,600   RTW, Inc.<F1>                                          1,304,350
1,216,886  World Acceptance Corp.<F1>                             6,540,762
                                                                 ----------
                                                                 24,740,925
                                                                 ----------
           HEALTH CARE PRODUCTS 10.5%
 270,900   ICU Medical, Inc.<F1>                                  4,402,125
 410,850   Techne Corp.<F1>                                      11,863,294
                                                                 ----------
                                                                 16,265,419
                                                                 ----------
           HEALTH CARE PROVIDERS 8.1%
 422,500   Pediatrix Medical Group Inc.<F1>                      11,882,813
 574,700   Physicians Resource Group, Inc.<F1>                      718,375
                                                                 ----------
                                                                 12,601,188
                                                                 ----------

Semi-Annual Report 27 ------

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
           HEALTH CARE SERVICES 15.5%
 634,400   Concentra Managed Care, Inc.<F1>                      $9,198,800
 782,900   First Health Group Corp.<F1>                          12,575,331
 300,900   Healthcare Recoveries, Inc.<F1>                        1,466,887
  50,000   Orthodontic Centers of America, Inc.<F1>                 787,500
                                                                 ----------
                                                                 24,028,518
                                                                 ----------
           PERSONAL PRODUCTS 1.1%
  74,600   Nu Skin Asia Pacific, Inc., Class A<F1>                1,706,475
                                                                 ----------
           PERSONAL SERVICES 9.5%
  42,350   Carriage Services, Inc.<F1>                              640,544
 294,000   First Cash Financial Services, Inc.<F1>                2,682,750
 397,200   Rent-A-Center, Inc.<F1>                               11,419,500
                                                                 ----------
                                                                 14,742,794
                                                                 ----------
           RETAIL 14.6%
 267,375   Friedman's Inc.                                        2,406,375
 776,500   General Nutrition Cos., Inc.<F1>                      10,871,000
  45,700   Guitar Center, Inc.<F1>                                  933,994
  10,000   Hibbett Sporting Goods, Inc.<F1>                         208,750
 115,240   Home Centers (DIY) Ltd.<F1>                              921,920
  85,900   PJ America, Inc.<F1>                                   1,975,700
 337,900   Whitehall Jewellers, Inc.<F1>                          5,195,212
                                                                 ----------
                                                                 22,512,951
                                                                 ----------
           SEMICONDUCTORS 4.0%
 139,800   Microchip Technology, Inc.<F1>                         4,840,575
 123,000   Supertex, Inc.<F1>                                     1,291,500
                                                                 ----------
                                                                  6,132,075
                                                                 ----------
           TRANSPORTATION 2.2%
  31,500   Expeditors International of Washington, Inc.           1,701,000
  18,900   Knight Transportation, Inc.<F1>                          366,187
 124,800   USA Truck, Inc.<F1>                                    1,271,400
                                                                 ----------
                                                                  3,338,587
                                                                 ----------
           TOTAL COMMON STOCKS (COST $145,814,681)              154,504,619
                                                                -----------

------ 28 Semi-Annual Report

GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------
MARCH 31, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
          WARRANTS 0.0%
          -------------

     $1   Cherokee, Inc. Series C                                        $1
                                                                 ----------
          TOTAL WARRANTS (COST $6)                                        1
                                                                 ----------

          TOTAL INVESTMENTS (COST $145,814,687) 99.9%           154,504,620

          CASH AND OTHER ASSETS, LESS LIABILITIES 0.1%              226,517
                                                                 ----------

          NET ASSETS 100.0%                                    $154,731,137
                                                               ============

<F1> Non-income producing
See notes to financial statements.

Semi-Annual Report 29 ------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          COMMON AND PREFERRED STOCKS 96.0%
          ---------------------------------

          BUSINESS SERVICES 21.2%
 26,000   Albany Molecular Research, Inc.<F1>                    $  650,000
 37,500   DA Consulting Group, Inc.<F1>                             370,313
 53,800   F.Y.I. Inc.<F1>                                         1,721,600
 38,200   International Integration Incorporated<F1>              1,222,400
 81,040   Metzler Group, Inc. (The)<F1>                           2,542,630
  5,900   Pegasus Systems, Inc.<F1>                                 235,262
 43,700   Sanmina Corp.<F1>                                       2,785,875
 14,000   Wilmar Industries, Inc.<F1>                               207,375
                                                                 ----------
                                                                  9,735,455
                                                                 ----------
          COMPUTER SOFTWARE 10.8%
 39,050   Aspen Technologies, Inc.<F1>                              554,022
 17,500   Deltek Systems, Inc.<F1>                                  190,312
 11,150   Made2Manage Systems, Inc.<F1>                              97,562
 59,460   Synopsys, Inc.<F1>                                      3,195,975
 32,575   Tecnomatix Technologies Ltd.<F1>                          431,619
 67,884   Verisity Ltd. Series D Preferred<F1><F2>                  500,000
                                                                 ----------
                                                                  4,969,490
                                                                 ----------
          COMPUTER SYSTEMS & COMPONENTS 0.6%
 16,400   MMC Networks, Inc.<F1>                                    262,400
                                                                 ----------
          FINANCIAL SERVICES 0.7%
 25,500   AmeriCredit Corp.<F1>                                     334,688
                                                                 ----------
          HEALTH CARE PRODUCTS 7.2%
 33,800   ICU Medical, Inc.<F1>                                     549,250
 27,400   Incyte Pharmaceuticals, Inc.<F1>                          549,713
 19,100   Kendle International, Inc.<F1>                            384,388
 13,950   Osteotech, Inc.<F1>                                       479,531
  9,500   Perclose, Inc.<F1>                                        294,500
 35,700   Techne Corp.<F1>                                        1,030,838
                                                                 ----------
                                                                  3,288,220
                                                                 ----------
          HEALTH CARE PROVIDERS 15.0%
138,000   AmSurg Corp., Class A<F1>                                 966,000
143,400   AmSurg Corp., Class B<F1>                               1,003,800
174,300   Pediatrix Medical Group Inc.<F1>                        4,902,187
                                                                 ----------
                                                                  6,871,987
                                                                 ----------

------ 30 Semi-Annual Report

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1999 (UNAUDITED)

  NUMBER
OF SHARES                                                           VALUE
--------------------------------------------------------------------------------
          HEALTH CARE SERVICES 14.7%
112,500   AmeriPath, Inc.<F1>                                    $1,012,500
 27,550   Express Scripts, Inc., Class A<F1>                      2,367,578
 15,800   Laser Vision Centers, Inc.<F1>                            602,375
 46,200   MedQuist Inc.<F1>                                       1,386,000
 24,952   Quintiles Transnational Corp.<F1>                         941,953
 14,000   TLC The Laser Center Inc.<F1>                             450,625
                                                                 ----------
                                                                  6,761,031
                                                                 ----------
          PERSONAL PRODUCTS 0.5%
 17,500   North Face, Inc. (The)<F1>                                218,750
                                                                 ----------
          RETAIL 8.7%
 14,600   Carr-Gottstein Foods Co.<F1>                              179,762
 25,500   Guitar Center, Inc.<F1>                                   521,156
 28,200   Hibbett Sporting Goods, Inc.<F1>                          588,675
 60,200   O'Reilly Automotive, Inc.<F1>                           2,693,950
                                                                 ----------
                                                                  3,983,543
                                                                 ----------
          SEMICONDUCTORS 11.3%
 10,400   ASM Lithography Holding N.V.<F1>                          468,000
 29,500   Micrel, Inc.<F1>                                        1,476,844
 45,100   Microchip Technology, Inc.<F1>                          1,561,588
 10,700   SDL, Inc.<F1>                                             971,025
 14,100   Vitesse Semiconductor Corporation<F1>                     713,812
                                                                 ----------
                                                                  5,191,269
                                                                 ----------
          TELECOMMUNICATIONS 3.1%
 25,500   JDS Fitel, Inc.<F1>                                     1,432,774
                                                                 ----------
          OTHER 2.2%
 97,700   Children's Comprehensive Services, Inc.<F1>               549,562
 21,000   Cinar Corporation, Class B<F1>                            483,000
                                                                 ----------
                                                                  1,032,562
                                                                 ----------

          TOTAL COMMON AND PREFERRED
            STOCKS (COST $34,846,423)                            44,082,169
                                                                 ----------

Semi-Annual Report 31 ------

MID-CAP FUND-SCHEDULE OF INVESTMENTS
------------------------------------
MARCH 31, 1999 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
          WARRANTS 0.0%
          -------------
 $4,202   CDnow, Inc.<F1>                                          $ 14,202
                                                                 ----------
          TOTAL WARRANTS (COST $0)                                   14,202
                                                                 ----------

          SHORT-TERM INVESTMENTS 2.1%
          ---------------------------
          (Variable Rate Demand Deposits)
967,755   UMB Bank Money Market Fiduciary, 3.314%                  $967,755
                                                                 ----------

          TOTAL SHORT-TERM INVESTMENTS (COST $967,755)              967,755
                                                                 ----------

          TOTAL INVESTMENTS (COST $35,814,178) 98.1%             45,064,126

          CASH AND OTHER ASSETS, LESS LIABILITIES 1.9%              888,787
                                                                 ----------

          NET ASSETS 100.0%                                     $45,952,913
                                                                ===========

<F1> Non-income producing
<F2> Preferred stock purchased in a private placement
     transaction; resale to the public may require registration or sale only to qualified institutional buyers. At March 31, 1999, this security amounted to 1.09% of net assets.
See notes to financial statements.

------ 32 Semi-Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
MARCH 31, 1999 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS 96.9%
            ---------------------------------
$1,100,000  U.S. Treasury Bond, 6.25%, 8/15/23                   $1,150,105
18,280,000  U.S. Treasury Bond, 7.50%, 11/15/24                  22,134,155
 9,405,000  U.S. Treasury Bond, 6.875%, 8/15/25                  10,644,485
 9,500,000  U.S. Treasury Bond, 6.00%, 2/15/26                    9,659,125
   750,000  U.S. Treasury Bond, 6.75%, 8/15/26                      837,712
11,735,000  U.S. Treasury Bond, 6.50%, 11/15/26                  12,731,184
 4,570,000  U.S. Treasury Bond, 6.625%, 2/15/27                   5,037,328
23,555,000  U.S. Treasury Bond, 6.375%, 8/15/27                  25,206,206
 2,200,000  U.S. Treasury Bond, 5.25%, 11/15/28                   2,054,668
18,200,000  U.S. Treasury Bond Strip, 11/15/21                    4,736,368
19,100,000  U.S. Treasury Bond Strip, 8/15/25                     4,110,129
                                                                 ----------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $101,892,711)                                  98,301,465
                                                                 ----------

            SHORT-TERM INVESTMENTS 1.9%
            ---------------------------
            (Variable Rate Demand Deposits)
 1,972,261  UMB Bank Money Market Fiduciary, 3.99%                1,972,261
                                                                 ----------
            TOTAL SHORT-TERM INVESTMENTS (COST $1,972,261)        1,972,261
                                                                 ----------

            TOTAL INVESTMENTS (COST $103,864,972) 98.8%         100,273,726

            CASH AND OTHER ASSETS, LESS LIABILITIES 1.2%          1,221,642
                                                                 ----------

            NET ASSETS 100.0%                                  $101,495,368
                                                               ============

See notes to financial statements.
                                                    Semi-Annual Report 33 ------

WASATCH FUNDS-Statements of Assets and Liabilities
--------------------------------------------------
MARCH 31, 1999 (UNAUDITED)



                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                             MICRO-CAP        VALUE          EQUITY         GROWTH        MID-CAP        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
     Nonaffiliated issuers (cost $97,688,127,
       $15,107,897, $104,078,246,
       $135,450,977, $35,814,178
       and $103,864,972, respectively)    $ 104,047,064   $ 13,185,282   $132,975,588   $145,223,358    $45,064,126   $100,273,726
     Affiliated issuers (cost $21,464,165,
       $0, $4,113,627, $10,363,710, $0
       and $0, respectively)                 22,525,375              -      3,810,600      9,281,262              -              -
  Receivable for investment
     securities sold                          2,919,885        162,072        789,244      1,941,675      1,434,690              -
  Interest and dividends receivable              54,609          7,448        159,554          5,446            839      1,251,002
  Prepaid expenses and other assets              18,520         13,311         13,500         27,446         11,540         30,862
  Capital shares sold receivable                  7,000              -              -          4,776              -         10,000
  Receivable from advisor                             -          6,370              -              -          1,454         20,927
                                         -------------- -------------- -------------- -------------- -------------- --------------
     Total Assets                           129,572,453     13,374,483    137,748,486    156,483,963     46,512,649    101,586,517
                                         -------------- -------------- -------------- -------------- -------------- --------------

LIABILITIES:
  Payable for securities purchased              529,100         67,333      2,094,135        266,239        439,641              -
  Payable to custodian                                -        334,544              -      1,209,058              -              -
  Accrued investment advisory fee               283,555         22,611        140,099        158,831         59,227         50,342
  Accrued expenses                              114,046         28,248        139,176        118,698         60,868         40,807
                                         -------------- -------------- -------------- -------------- -------------- --------------
     Total Liabilities                          926,701        452,736      2,373,410      1,752,826        559,736         91,149
                                         -------------- -------------- -------------- -------------- -------------- --------------

NET ASSETS                                 $128,645,752    $12,921,747   $135,375,076   $154,731,137    $45,952,913   $101,495,368
                                         ============== ============== ============== ============== ============== ==============

NET ASSETS CONSIST OF:
  Capital stock                                 352,209         66,378         61,860         83,689         25,468         83,428
  Paid-in capital in excess of par          108,096,117     14,723,260     96,908,919    149,302,395     35,839,769    104,114,516
  Undistributed net investment income                 -              -         31,424              -              -      1,071,318
  Undistributed net realized gain (loss)
     on investments                          12,777,279         54,724      9,778,558    (3,344,880)        837,728      (182,648)
  Net unrealized appreciation
     (depreciation) on investments            7,420,147    (1,922,615)     28,594,315      8,689,933      9,249,948    (3,591,246)
                                         -------------- -------------- -------------- -------------- -------------- --------------
  Net Assets                              $ 128,645,752   $ 12,921,747  $ 135,375,076   $154,731,137   $ 45,952,913  $ 101,495,368
                                         ============== ============== ============== ============== ============== ==============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                             10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding                     35,220,878      6,637,833      6,186,005      8,368,876      2,546,777      8,342,778

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                    $3.65          $1.95         $21.88         $18.49         $18.04         $12.17
                                                 ======         ======         ======         ======         ======         ======


See notes to financial statements.

------34 Semi-Annual Report                        Semi-Annual Report 35 ------

WASATCH FUNDS-STATEMENTS OF OPERATIONS
--------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)



                                                            MICRO-CAP      AGGRESSIVE                                      U.S
                                             MICRO-CAP        VALUE          EQUITY         GROWTH        MID-CAP        TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                   $  170,803      $   5,748     $  142,688     $  255,694     $   83,515     $2,340,431
  Dividends                                      45,580         27,954        363,406        228,364              -              -
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                                216,383         33,702        506,094        484,058         83,515      2,340,431
                                         -------------- -------------- -------------- -------------- -------------- --------------

EXPENSES:
  Investment advisory fee                     1,391,507        116,986        697,682        812,190        315,591        215,385
  Shareholder servicing fees                    154,358         24,221        166,390        141,247         75,153         59,170
  Fund administration and accounting fees       102,142         15,514        102,420        119,228         37,061         63,245
  Reports to shareholders                        20,054          2,218         19,141         24,869          6,946         13,400
  Federal and state registration fees            12,241          7,406         10,140         14,750          8,502         10,048
  Custody fees                                    9,125          4,606          9,178          9,490          5,044          4,408
  Legal fees                                      8,130          1,072          8,366         10,458          2,788          4,545
  Audit fees                                      5,866          1,918          5,782          7,196          2,850          4,290
  Directors' fees                                 3,664            471          3,691          4,560          1,325          1,960
  Other                                           6,033          2,316          6,070          6,681          2,762          3,333
                                         -------------- -------------- -------------- -------------- -------------- --------------

  Total expenses before reimbursement         1,713,120        176,728      1,028,860      1,150,669        458,022        379,784
  Reimbursement of expenses by advisor                -       (24,646)              -              -       (16,280)       (56,706)
                                         -------------- -------------- -------------- -------------- -------------- --------------

  Net expenses                                1,713,120        152,082      1,028,860      1,150,669        441,742        323,078
                                         -------------- -------------- -------------- -------------- -------------- --------------

NET INVESTMENT INCOME (LOSS)                (1,496,737)      (118,380)      (522,766)      (666,611)      (358,227)      2,017,353
                                         -------------- -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments
     Nonaffiliated                           14,482,392        913,791     11,657,773      (573,746)      1,378,513        202,649
     Affiliated                                  43,455              -      (154,511)    (2,135,147)              -              -
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                             14,525,847        913,791     11,503,262    (2,708,893)      1,378,513        202,649

  Change in unrealized appreciation/
     depreciation on investments              3,908,904        524,880     19,452,505     24,345,134      9,603,084    (8,800,058)
                                         -------------- -------------- -------------- -------------- -------------- --------------

  Net gain (loss) on investments             18,434,751      1,438,671     30,955,767     21,636,241     10,981,597    (8,597,409)
                                         -------------- -------------- -------------- -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $16,938,014     $1,320,291    $30,433,001    $20,969,630    $10,623,370   $(6,580,056)
                                         ============== ============== ============== ==============  ============= ==============


See notes to financial statements.

------ 36 Semi-Annual Report                       Semi-Annual Report 37 ------

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------

                                                  MICRO-CAP FUND             MICRO-CAP VALUE FUND        AGGRESSIVE EQUITY FUND
                                             SIX MONTHS        YEAR        SIX MONTHS    DECEMBER 17,    SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED        1997 <F1>        ENDED          ENDED
                                           MARCH 31, 1999  SEPTEMBER 30  MARCH 31, 1999 SEPTEMBER 30,  MARCH 31, 1999 SEPTEMBER 30,
                                            (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)        1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)             $(1,496,737)  $ (3,171,737)    $ (118,380)    $ (114,404)    $ (522,766)  $ (1,012,414)
  Net realized gain (loss) on
     investments                             14,525,847     18,133,522        913,791      (740,687)     11,503,262     22,152,106
  Change in unrealized appreciation/
     depreciation on investments              3,908,904   (27,231,381)        524,880    (2,447,495)     19,452,505   (50,889,169)
                                         -------------- -------------- -------------- -------------- -------------- --------------
  Net increase (decrease) in net assets
     resulting from operations               16,938,014   (12,269,596)      1,320,291    (3,302,586)     30,433,001   (29,749,477)

DIVIDENDS PAID FROM:
  Net investment income                               -              -              -              -              -              -
  Net realized gains                       (12,017,531)    (9,713,791)              -              -   (18,539,487)   (22,723,111)
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                           (12,017,531)    (9,713,791)              -              -   (18,539,487)   (22,723,111)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                40,253,521     57,814,317      3,596,514     32,497,796     17,118,891      9,579,918
  Shares issued to holders in
     reinvestment of dividends               11,888,429      9,626,752              -              -     17,994,419     21,364,566
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                             52,141,950     67,441,069      3,596,514     32,497,796     35,113,310     30,944,484

  Shares redeemed                          (45,949,725)   (85,832,088)    (6,300,834)   (14,889,434)   (35,354,826)   (43,713,903)
                                         -------------- -------------- -------------- -------------- -------------- --------------
  Net increase (decrease)                     6,192,225   (18,391,019)    (2,704,320)     17,608,362      (241,516)   (12,769,419)
                                         -------------- -------------- -------------- -------------- -------------- --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      11,112,708   (40,374,406)    (1,384,029)     14,305,776     11,651,998   (65,242,007)

NET ASSETS:
  Beginning of period                       117,533,044    157,907,450    $14,305,776              -    123,723,078    188,965,085
                                         -------------- -------------- -------------- -------------- -------------- --------------
  End of period                            $128,645,752   $117,533,044    $12,921,747    $14,305,776   $135,375,076   $123,723,078
                                         ============== ============== ============== ============== ============== ==============
  Undistributed net investment income
    included in net assets at end of
     period                                           -              -              -              -        $31,424         $5,203
                                         ============== ============== ============== ============== ============== ==============


See notes to financial statements.

<F1> Commencement of operations.

------ 38 Semi-Annual Report                       Semi-Annual Report 39 ------

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------


                                                    GROWTH FUND                  MID-CAP FUND              U.S. TREASURY FUND
                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED           ENDED        ENDED          ENDED
                                           MARCH 31, 1999  SEPTEMBER 30  MARCH 31, 1999 SEPTEMBER 30,  MARCH 31, 1999 SEPTEMBER 30,
                                            (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)        1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)              $ (666,611)   $  (832,112)    $ (358,227)    $ (882,136)    $ 2,017,353   $  1,096,921
  Net realized gain (loss) on
     investments                            (2,708,893)      8,412,807      1,378,513      5,994,474        202,649         43,377
  Change in unrealized appreciation/
     depreciation on investments             24,345,134   (41,295,055)      9,603,084   (19,174,751)    (8,800,058)      4,676,270
                                         -------------- -------------- -------------- -------------- -------------- --------------
  Net increase (decrease) in net assets
     resulting from operations               20,969,630   (33,714,360)     10,623,370   (14,062,413)    (6,580,056)      5,816,568

DIVIDENDS PAID FROM:
  Net investment income                               -      (192,244)              -              -    (1,876,281)      (640,620)
  Net realized gains                        (6,480,895)    (10,839,657    (2,066,842)    (6,627,299)      (384,621)              -
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                            (6,480,895)   (11,031,901)    (2,066,842)    (6,627,299)    (2,260,902)      (640,620)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                30,232,052    124,006,384     21,500,487     29,634,796     97,405,755     63,988,746
  Shares issued to holders in
     reinvestment of dividends                6,416,128     10,904,028      2,038,909      6,518,196      2,207,232        635,951
                                         -------------- -------------- -------------- -------------- -------------- --------------
                                             36,648,180    134,910,412     23,539,396     36,152,992     99,612,987     64,624,697

  Shares redeemed                          (49,553,589)   (72,453,532)   (29,696,386)   (49,152,641)   (57,133,034)   (13,149,317)
                                         -------------- -------------- -------------- -------------- -------------- --------------
  Net increase (decrease)                  (12,905,409)     62,456,880    (6,156,990)   (12,999,649)     42,479,953     51,475,380
                                         -------------- -------------- -------------- -------------- -------------- --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       1,583,326     17,710,619      2,399,538   (33,689,361)     33,638,995     56,651,328

NET ASSETS:
  Beginning of period                       153,147,810    135,437,191     43,553,375     77,242,736     67,856,373     11,205,045
                                         -------------- -------------- -------------- -------------- -------------- --------------
  End of period                            $154,731,136   $153,147,810    $45,952,913    $43,553,375   $101,495,368    $67,856,373
                                         ============== ============== ============== ============== ============== ==============
  Undistributed net investment income
    included in net assets at end of
     period                                           -        $10,524              -              -     $1,071,318       $930,246
                                         ============== ============== ============== ============== ============== ==============


See notes to financial statements.

------ 40 Semi-Annual Report                      Semi-Annual Report 41 ------

MICRO-CAP FUND-FINANCIAL HIGHLIGHTS
-----------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                                                                        JUNE 19, 1995<F1> THROUGH
                                                      1999           1998           1997           1996    SEPTEMBER 30, 1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $3.59          $4.29          $3.15          $2.72          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.04)         (0.10)         (0.04)         (0.03)              -
Net realized and unrealized gains (losses)
  on securities                                         0.46         (0.27)           1.36           0.46           0.72
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                        0.42         (0.37)           1.32           0.43           0.72

LESS DISTRIBUTIONS:
Distributions from capital gains                      (0.36)         (0.33)         (0.18)              -              -
                                                  ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                                   (0.36)         (0.33)         (0.18)              -              -
                                                  ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                         $3.65          $3.59          $4.29          $3.15          $2.72
                                                  ==========     ==========     ==========     ==========     ==========

TOTAL RETURN<F2>                                      13.99%        (8.75)%         44.58%         15.81%         36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)            $128,646       $117,533       $157,907        $94,004        $25,368
Ratio to average net assets of:
Expenses, net of waivers and reimbursements            2.46%          2.50%          2.50%          2.50%          2.50%
Expenses, before waivers and reimbursements            2.46%          2.51%          2.58%          2.67%          3.40%
Net investment income (loss), net of
  waivers and reimbursements                         (2.15)%        (2.28)%        (1.64)%        (1.53)%        (0.76)%
Net investment income (loss), before
  waivers and reimbursements                         (2.15)%        (2.29)%        (1.72)%        (1.70)%        (1.66)%
Portfolio turnover rate                                    -            81%            99%            84%             0%


<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.

See notes to financial statements.

------ 42 Semi-Annual Report                       Semi-Annual Report 43 ------

MICRO-CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                                  DECEMBER 17,
                                                                    1997<F1>
                                                                     THROUGH
                                                                  SEPTEMBER 30,
                                                 1999                 1998
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $1.80                 $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.02)                (0.01)
Net realized and unrealized gains (losses)
  on securities                                   0.17                (0.19)
                                            ----------            ----------
TOTAL FROM INVESTMENT OPERATIONS                  0.15                (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                     -                     -
                                            ----------            ----------
TOTAL DISTRIBUTIONS                                  -                     -
                                            ----------            ----------

NET ASSET VALUE, END OF PERIOD                   $1.95                 $1.80
                                            ==========            ==========

TOTAL RETURN<F2>                                 8.33%              (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $12,922               $14,306
Ratio to average net assets of:
Expenses, net of waivers and reimbursements      1.95%                 1.95%
Expenses, before waivers and reimbursements      2.27%                 2.52%
Net investment income (loss), net of
  waivers and reimbursements                   (1.52)%               (1.02)%
Net investment income (loss), before
  waivers and reimbursements                   (1.84)%               (1.59)%
Portfolio turnover rate                              -                  114%


<F1> Commencement of operations.
<F2> Not annualized for periods less than a year.

See notes to financial statements.

------ 44 Semi-Annual Report                       Semi-Annual Report 45 ------

AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)



                                                 1999           1998           1997           1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $20.79         $29.73         $24.17         $25.00         $19.96         $19.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.09)         (0.17)         (0.12)         (0.18)         (0.04)         (0.02)
Net realized and unrealized gains (losses)
  on securities                                    4.25         (5.08)           6.90         (0.11)           6.59           1.33
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                   4.16         (5.25)           6.78         (0.29)           6.55           1.31

LESS DISTRIBUTIONS:
Distributions from capital gains                 (3.07)         (3.69)         (1.22)         (0.54)         (1.51)         (1.10)
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                              (3.07)         (3.69)         (1.22)         (0.54)         (1.51)         (1.10)
                                             ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                   $21.88         $20.79         $29.73         $24.17         $25.00         $19.96
                                             ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN<F1>                                 25.30%       (19.13)%         29.45%        (1.09)%         35.19%          6.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $135,375       $123,735       $188,965       $253,319       $305,311        $46,369
Ratio to average net assets of:
Expenses, net of waivers and reimbursements       1.47%          1.48%          1.50%          1.50%          1.47%          1.50%
Expenses, before waivers and reimbursements       1.47%          1.48%          1.54%          1.50%          1.47%          1.52%
Net investment income (loss), net of
  waivers and reimbursements                    (0.75)%        (0.60)%        (0.39)%        (0.65)%        (0.37)%        (0.67)%
Net investment income (loss), before
  waivers and reimbursements                    (0.75)%        (0.60)%        (0.43)%        (0.65)%        (0.37)%        (0.69)%
Portfolio turnover rate                               -            56%            48%            73%            29%            64%


<F1> Not annualized for periods less than a year.

See notes to financial statements.

---- 46 Semi-Annual Report                         Semi-Annual Report 47 ------

GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)



                                                  1999          1998            1997          1996            1995          1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $17.00         $22.34         $17.57         $15.97         $15.30         $15.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.08)         (0.09)           0.08           0.07           0.02         (0.14)
Net realized and unrealized gains (losses)
  on securities                                    2.29         (3.60)           6.07           1.87           4.59           0.71
                                              ---------     ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                   2.21         (3.69)           6.15           1.94           4.61           0.57

LESS DISTRIBUTIONS:
Dividends from net investment income                  -         (0.03)         (0.07)         (0.05)              -              -
Distributions from capital gains                 (0.72)         (1.62)         (1.31)         (0.29)         (3.94)         (0.95)
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                              (0.72)         (1.65)         (1.38)         (0.34)         (3.94)         (0.95)

NET ASSET VALUE, END OF PERIOD                   $18.49         $17.00         $22.34         $17.57         $15.97         $15.30
                                             ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN<F1>                                 14.13%       (17.49)%         37.58%         12.39%         39.76%          3.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $154,731       $153,148       $135,437       $104,237        $53,533        $11,219
Ratio to average net assets of:
Expenses, net of waivers and reimbursements       1.42%          1.44%          1.50%          1.50%          1.50%          1.50%
Expenses, before waivers and reimbursements       1.42%          1.44%          1.50%          1.51%          1.58%          1.64%
Net investment income (loss), net of
  waivers and reimbursements                    (0.82)%        (0.50)%          0.44%          0.40%          0.29%        (0.51)%
Net investment income (loss), before
  waivers and reimbursements                    (0.82)%        (0.50)%          0.44%          0.39%          0.21%        (0.64)%
Portfolio turnover rate                               -            63%            81%            62%            88%           163%



<F1> Not annualized for periods less than a year.

See notes to financial statements.

------ 48 Semi-Annual Report                      Semi-Annual Report 49 ------

MID-CAP FUND-FINANCIAL HIGHLIGHTS
---------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                                  1999          1998            1997          1996            1995          1994
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $15.10         $21.85         $17.95         $18.61         $11.02         $10.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.14)         (0.31)         (0.35)         (0.26)         (0.02)         (0.27)
Net realized and unrealized gains (losses)
  on securities                                    3.82         (4.44)           4.25         (0.21)           7.64           0.78
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                   3.68         (4.75)           3.90         (0.47)           7.62           0.51

LESS DISTRIBUTIONS:
Distributions from capital gains                 (0.74)         (2.00)              -         (0.19)         (0.03)              -
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                              (0.74)         (2.00)              -         (0.19)         (0.03)              -
                                             ----------     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                   $18.04         $15.10         $21.85         $17.95         $18.61         $11.02
                                             ==========     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN<F1>                                 26.03%       (22.07)%         21.75%        (2.54)%         69.24%          4.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $45,953        $43,553        $77,243       $128,490        $98,605         $1,091
Ratio to average net assets of:
Expenses, net of waivers and reimbursements       1.75%          1.75%          1.75%          1.75%          1.75%          1.75%
Expenses, before waivers and reimbursements       1.81%          1.90%          1.89%          1.81%          1.94%          3.33%
Net investment income (loss), net of
  waivers and reimbursements                    (1.42)%        (1.54)%        (1.48)%        (1.27)%        (0.71)%        (1.19)%
Net investment income (loss), before
  waivers and reimbursements                    (1.48)%        (1.69)%        (1.62)%        (1.33)%        (0.90)%        (2.76)%
Portfolio turnover rate                               -            91%           103%           121%            46%           213%



<F1> Not annualized for periods less than a year.

See notes to financial statements.

------ 50 Semi-Annual Report                      Semi-Annual Report 51 ------

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                                  1999          1998            1997          1996            1995          1994
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $13.42         $11.32         $10.21         $10.50         $10.09         $10.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.23           0.27           0.61           0.44           0.56           0.55
Net realized and unrealized gains (losses)
  on securities                                  (1.14)           2.39           0.73           0.01           0.44         (0.40)
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                 (0.91)           2.66           1.34           0.45           1.00           0.15

LESS DISTRIBUTIONS:
Dividends from net investment income             (0.28)         (0.56)         (0.23)         (0.74)         (0.59)         (0.46)
Distributions from capital gains                 (0.06)              -              -              -              -         (0.02)
                                             ----------     ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                              (0.34)         (0.56)         (0.23)         (0.74)         (0.59)         (0.48)

NET ASSET VALUE, END OF PERIOD                   $12.17         $13.42         $11.32         $10.21         $10.50         $10.09
                                             ==========     ==========     ==========    ===========     ==========     ==========

TOTAL RETURN<F1>                                (6.90)%         24.30%         13.23%          4.42%         10.46%          1.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $101,495        $67,856        $11,205         $7,427         $4,035         $3,250
Ratio to average net assets of:
Expenses, net of waivers and reimbursements       0.75%          0.75%          0.75%          0.93%          1.00%          1.00%
Expenses, before waivers and reimbursements       0.88%          0.95%          1.22%          1.67%          1.59%          1.39%
Net investment income, net of waivers
  and reimbursements                              4.68%          5.06%          5.97%          5.21%          5.88%          5.15%
Net investment income, before waivers
  and reimbursements                              4.55%          4.86%          5.50%          4.47%          5.29%          4.76%
Portfolio turnover rate                               -             5%            19%            30%            43%            45%



<F1> Not annualized for periods less than a year.

See notes to financial statements.

------ 52 Semi-Annual Report                 Semi-Annual Report 53 ------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 1999 (UNAUDITED)

1. ORGANIZATION
----------------
   Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Micro-
Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
   The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the more significant of such policies.
   VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.
   INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
   EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.

3. DISTRIBUTIONS
-----------------
   Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
   To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in

------ 54 Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 1999 (UNAUDITED)

capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

--------------------------------------------------------------------------------

4. CAPITAL STOCK
-----------------
Transactions in shares of capital stock were as follows:


                                                                      SIX MONTHS ENDED MARCH 31, 1999
                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                              MICRO-CAP       VALUE          EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                                  10,741,777      1,800,656        791,464      1,690,501      1,202,809      7,553,861
Dividends
  reinvested                                  3,934,788              -      1,089,948        436,111        148,161        171,635

Shares redeemed                            (12,193,061)    (3,088,723)    (1,645,711)    (2,767,228)    (1,688,165)    (4,440,163)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase
  (decrease)                                  2,483,504    (1,288,067)        235,701      (640,616)      (337,195)      3,285,333
                                           ============   ============   ============   ============   ============   ============



                                                                       YEAR ENDED SEPTEMBER 30, 1998
                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                              MICRO-CAP       VALUE          EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  13,775,008     14,525,643        366,524      5,843,066      1,650,493      5,095,678
Dividends
  reinvested                                  2,630,260              -        904,895        557,466        416,232         54,823

Shares redeemed                            (20,505,248)    (6,599,744)    (1,677,752)    (3,453,876)    (2,717,728)    (1,082,970)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase
  (decrease)                                (4,099,980)      7,925,899      (406,333)      2,946,656      (651,003)      4,067,531
                                           ============   ============   ============   ============   ============   ============



<F1>Inception date of Fund was December 17, 1997.

Semi-Annual Report 55 ------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 1999 (UNAUDITED)


5. PURCHASES AND SALES OF SECURITIES
------------------------------------
   Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 1999 are summarized below:


                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                              MICRO-CAP       VALUE          EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND            FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

  Purchases                                 $52,490,293     $9,335,035    $35,285,027    $64,210,630    $23,866,860         -
  Sales                                      61,768,128     11,255,240     51,390,991     70,371,169     27,948,491         -


--------------------------------------------------------------------------------

   The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $53,324,338 and $12,926,008, respectively. The U.S. Treasury Fund's basis in investments is the same for income tax and financial reporting purposes. The Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth and Mid-Cap Funds' tax basis in their investments is $119,498,298, $15,154,469, $110,191,314, $146,025,310 and $36,758,596, respectively.

--------------------------------------------------------------------------------

   As of March 31, 1999, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:



                                                            MICRO-CAP      AGGRESSIVE                                      U.S.
                                              MICRO-CAP       VALUE          EQUITY         GROWTH         MID-CAP       TREASURY
                                                FUND           FUND           FUND           FUND            FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized
  appreciation                              $24,116,160       $716,412    $41,507,517    $29,168,529    $14,319,134    $1,038,729
Unrealized
  depreciation                             (17,042,019)    (2,685,599)   (14,912,643)   (20,689,219)    (6,013,604)    (4,629,975)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net unrealized
 appreciation
  (depreciation)                             $7,074,141   $(1,969,187)    $26,594,874     $8,479,310     $8,305,530   $(3,591,246)
                                           ============   ============   ============   ============   ============   ============


Semi-Annual Report 56 ------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 1999 (UNAUDITED)


6. INVESTMENT ADVISORY
-----------------------
   As the Funds' investment advisor, the Manager receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 1999, management fees for the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds were 2.0%, 1.5%, 1.0%, 1.0%, 1.25% and 0.5% of the average daily net assets of each portfolio, respectively. The Manager has voluntarily agreed to limit the expenses of the Micro-Cap, Micro-Cap Value, Aggressive Equity, Growth, Mid-Cap and U.S. Treasury Funds to 2.50%, 1.95%, 1.50%, 1.50%, 1.75% and 0.75% of average daily net assets, respectively. For the six months ended March 31, 1999, the Manager reimbursed $24,646 for the Micro-Cap Value Fund, $16,280 for the Mid-Cap Fund and $56,706 for the U.S. Treasury Fund.

--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
   The following is an analysis of transactions for the six months ended March 31, 1999 in the Micro-Cap, Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:


                                                                   MICRO-CAP FUND

                                                                                                          AMOUNT OF    AMOUNT OF
                                                                                                          DIVIDENDS   GAIN (LOSS)
                                                                                                         CREDITED TO  REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME    SALE OF SHARES
                                              ------------------------------------------------------     FOR THE SIX  FOR THE SIX
                                               BALANCE                                      BALANCE      MOS. ENDED    MOS. ENDED
SECURITY NAME                                  9/30/98      PURCHASES         SALES         3/31/99        3/31/99      3/31/99
------------------------------------------------------------------------------------------------------------------------------------

  AmSurg Corp.,
     Class B                                    253,500          3,000          -            256,500          -             -
  First Cash Financial
     Services, Inc.                             479,000         12,000         20,000        471,000          -          $43,455
  ICU Medical, Inc.                             415,000         92,900          -            507,900          -             -
  National Dentex
     Corp.                                      268,750          6,000          -            274,750          -             -
  Young
     Innovations, Inc.                          137,000        220,000          -            357,000          -             -


                                                    Semi-Annual Report 57 ------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                                              AGGRESSIVE EQUITY FUND

                                                                                                          AMOUNT OF    AMOUNT OF
                                                                                                          DIVIDENDS   GAIN (LOSS)
                                                                                                         CREDITED TO  REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME    SALE OF SHARES
                                              ------------------------------------------------------     FOR THE SIX  FOR THE SIX
                                               BALANCE                                      BALANCE      MOS. ENDED    MOS. ENDED
SECURITY NAME                                  9/30/98      PURCHASES         SALES         3/31/99        3/31/99      3/31/99
------------------------------------------------------------------------------------------------------------------------------------

  National Dentex
     Corp.                                      248,600         20,000          5,800        262,800          -      $  (20,143)
  Travis Boats
     & Motors, Inc.                             213,250           -            34,000    179,250<F1>          -        (134,368)


<F1>No longer an affiliated company as of March 31, 1999


                                                                    GROWTH FUND

                                                                                                          AMOUNT OF    AMOUNT OF
                                                                                                          DIVIDENDS   GAIN (LOSS)
                                                                                                         CREDITED TO  REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME    SALE OF SHARES
                                              ------------------------------------------------------     FOR THE SIX  FOR THE SIX
                                               BALANCE                                      BALANCE      MOS. ENDED    MOS. ENDED
SECURITY NAME                                  9/30/98      PURCHASES         SALES         3/31/99        3/31/99      3/31/99
------------------------------------------------------------------------------------------------------------------------------------

  First Cash Financial
     Services, Inc.                             340,700            -           46,700    294,000<F1>          -        $ 160,503
  Friedman's, Inc.                              737,075          8,000        477,700    267,375<F1>          -          597,035
  Home Health Corp.
     of America, Inc.                           598,681            -          598,681          -<F1>          -      (3,053,188)
  National Dentex
     Corp.                                      187,000          2,000          -            189,000          -             -
  World Acceptance
     Corp.                                    1,119,486         97,400          -          1,216,886          -             -


<F1> No longer an affiliated company as of March 31, 1999

------ 58 Semi-Annual Report

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                                                    Semi-Annual Report 59 ------

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Semi-Annual Report 60 ------

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                                                    Semi-Annual Report 61 ------

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Semi-Annual Report 62 ------